UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 30, 2005 (August 30, 2005)
Cole Credit Property Trust II, Inc.
(Exact Name of Registrant as Specified in Its Charter)

333-121094
Maryland	(1933 Act)	20-1676382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2555 East Camelback Road, Suite 400, Phoenix, Arizona
85016
(Address of principal executive offices)
(Zip Code)
(602) 778-8700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1 AMENDED AND RESTATED BYLAWS

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
     Cole Credit Property Trust II, Inc. (the “Company”) amended and restated its bylaws on August 30, 2005. A copy of the Amended and Restated Bylaws (the “Bylaws”) is attached hereto as Exhibit 3.2 and is incorporated herein by reference. The Company amended the Bylaws by amending Article XIV thereto to provide the stockholders of the Company with the right to amend the Bylaws in the future. The amendment is effective as of August 30, 2005.
Item 9.01 Financial Statements and Exhibits
99.1 Amended and Restated Bylaws

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLE CREDIT PROPERTY TRUST II, INC.
Dated: September 6, 2005	By:	/s/ Blair D. Koblenz
Blair D. Koblenz
Chief Financial Officer and Executive Vice President